Exhibit 32.2

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Veracity Management Global, Inc. (the “Company”) on Form 10-Q for the six months ended December 31, 2009 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Marc L. Baker, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marc L. Baker

Marc L. Baker
Acting Chief Financial Officer
Dated: February 19, 2010

A signed original of this written statement required by Section 906 has been provided to Veracity Management Global, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.